SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	November 21, 2005
CANYON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11887	84-0800747

State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14142 Denver West Parkway, Suite 250 Golden, Colorado	80401

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code                    (303) 278-8464
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     On November 21, 2005, Canyon Resources Corporation (the “Company”) received notice from the American Stock Exchange (“Amex”) that it was not in compliance with Section 301 of the Amex Company Guide pertaining to the issuance of securities prior to filing an application for the listing of such additional securities and receiving notification from Amex that the securities have been approved for listing.
     Specifically, on September 16, 2005, the Company issued 500,000 shares of its common stock in connection with the repurchase of crushing equipment at the Company’s Briggs Mine and inadvertently failed to submit an Additional Listing Application and receive Amex approval of such application prior to such issuance.
     The Company submitted an Additional Listing Application with respect to the newly issued shares to Amex on November 16, 2005. Upon approval of such application, the Company will regain compliance with all applicable continued listing standards of Amex.
     The Company issued a news release in connection with the Amex notification on November 23, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	Canyon Resources Corporation news release, dated November 23, 2005.
Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995.
     The matters discussed in this report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include that upon filing an additional listing application with Amex the Company will regain compliance with the continued listing standards of Amex. Factors that could cause actual results to differ materially from these forward-looking statements include, among others, future violations of Amex’s continued listing standards or additional violations unknown to the Company. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON RESOURCES CORPORATION
Date: November 23, 2005	By:	/s/ Richard T. Phillips
Richard T. Phillips
Chief Accounting Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

Exhibit
99.1	Canyon Resources Corporation news release dated November 23, 2005